EXHIBIT 99.2

China Shuangji Cement, Ltd. Schedules Conference Call to Discuss Second Quarter 2010 Results

Press Release Source: China Shuangji Cement, Ltd. On Monday August 23, 2010, 5:28 pm EDT

ZHAOYUAN CITY, China--(BUSINESS WIRE)--China Shuangji Cement, Ltd. (OTCBB:CSGJ) ("China Shuangji" or the "Company"), a leading producer of high-quality Portland cement in Shandong and Hainan Provinces in the People’s Republic of China (PRC), today announced that it will conduct a conference call at 9:00 a.m. Eastern Daylight Time (EDT) on Tuesday, August 24, 2010, to discuss its second quarter 2010 financial results.

Joining Mr. Wenji Song, Chairman and President of China Shuangji Cement, Ltd., will be Ms. Michelle Xiao Wen Zhu, Chief Financial Officer. To participate in the live conference call, please dial the following number five to ten minutes prior to the scheduled conference call time: 800-260-2108. International callers should dial 512-225-9559. The Conference ID for this call is 845115#.

If you are unable to participate in the call at this time, a replay will be available for fourteen days starting on Tuesday, August 24, 2010. To access the replay, dial 512-703-6175.

About China Shuangji Cement, Ltd.

China Shuangji Cement, Ltd. (OTCBB:CSGJ - News), through its affiliates and controlled entities, is a leading producer of high-quality Portland cement in Shandong and Hainan Provinces. Its processed cement products are primarily purchased by contractors for the construction of buildings, roads, and other infrastructure projects. The Company currently produces approximately 1,500,000 tons of Portland cement annually from two facilities in Hainan and one facility in Shandong and it expects its output will increase by 1,000,000 tons to a total of 2,500,000 tons once the new Zhaoyuan (Shandong Province) plant and upgrades are completed. For more information about China Shuangji, please visit its corporate website at http://www.shuangjicement.com.

Safe Harbor Statement

The information contained herein includes forward-looking statements. These statements relate to future events or to our future anticipated financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements can be identified by the use of forward-looking terminology such as "believe," "expect," "may," "will," "should," "project," "plan," "seek," "intend," or "anticipate" or the negative thereof or comparable terminology. Such statements typically involve risks and uncertainties and may include financial projections or information regarding the progress of new product development and market conditions. Actual results could differ materially from the expectations reflected in such forward-looking statements as a result of a variety of factors, including the risks associated with the effect of changing economic conditions in The People's Republic of China. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We do not intend to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. The safe harbor for forward-looking statements contained in the Securities Litigation Reform Act of 1995 protects companies from liability for their forward-looking statements if they comply with the requirements of the Act. In addition, please refer to the Risk Factor section of our 2009 Form 10-K filed with the Securities and Exchange Commission on April 15, 2010 and detailed in other reports filed with the Securities and Exchange Commission from time to time.

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or
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